SCHEDULE II

           CERTIFICATE OF AUTHORIZED PERSONS FOR FUND EXPENSE PAYMENTS

                   (THE FUND - ORAL AND WRITTEN INSTRUCTIONS)

The undersigned hereby certifies that he/she is the duly elected and acting
Treasurer of each fund listed on Exhibit A (the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Articles of Incorporation/Declaration of Trust and By-Laws to deliver Written and Oral Instructions for the purpose of paying Fund expenses to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated April 26, 2001, and that the signatures appearing opposite their names are true and correct:

Richard DeSanctis                    Vice President                           /s/Richard DeSanctis
---------------------------------    --------------------------------------   ----------------------------------------
Name                                 Title                                    Signature

                                     President, Principal Executive
Michael P. Lydon                     Officer                                  /s/Michael P. Lydon
---------------------------------    --------------------------------------   ----------------------------------------
Name                                 Title                                    Signature

Robert Rickard                       Vice President                           /s/Robert Rickard
---------------------------------    --------------------------------------   ----------------------------------------
Name                                 Title                                    Signature

Christopher Brancazio                Chief Compliance Officer                 /s/Christopher Brancazio
---------------------------------    --------------------------------------   ----------------------------------------
Name                                 Title                                    Signature

Christine Manna                      Secretary                                /s/Christine Manna
---------------------------------    --------------------------------------   ----------------------------------------
Name                                 Title                                    Signature

Anthony Pace                         Treasurer                                /s/Anthony Pace
---------------------------------    --------------------------------------   ----------------------------------------
Name                                 Title                                    Signature

Joseph Jerkovich                     Vice President                           /s/Joseph Jerkovich
---------------------------------    --------------------------------------   ----------------------------------------
Name                                 Title                                    Signature
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     This certificate supersedes any certificate of Authorized Persons you may currently have on file.

           By:/s/ Anthony Pace
              ---------------------------------------------
                  Anthony Pace
                  Title: Treasurer

                                     Date: April 29, 2008